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                                                                    EXHIBIT 99.2


                            NOTICE OF GUARANTEED DELIVERY
                                   WITH RESPECT TO

                             LEINER HEALTH PRODUCTS INC.

                       95/8% SENIOR SUBORDINATED NOTES DUE 2007


         This form must be used by a holder of the 95/8% Senior subordinated Notes due 2007 (the "Existing Notes") of Leiner Health Products Inc., a Delaware corporation ("LHP"), that wishes to tender Existing Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Procedures for Tendering" of the Prospectus dated _______________, 1997 (the "Prospectus") and in Instruction 1 to the accompanying Letter of Transmittal. Any holder that wishes to tender Existing Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meaning ascribed to them in the Prospectus or the Letter of Transmittal.

    To:  United States Trust Company of New York, Exchange Agent

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
                BY MAIL:                                        BY FACSIMILE:
United States Trust Company of New York                         (212) 780-0592
      P.O. Box 843 Cooper Station                      (For Eligible Institutions Only)
        New York, New York 10276                         Attention: Customer Service
  Attention: Corporate Trust Services                      Confirm by Telephone to:
                                                                (800) 548-6565


          BY HAND BEFORE 4:30 P.M.:            BY OVERNIGHT COURIER AND BY HAND AFTER 4:30 P.M.:
   United States Trust Company of New York          United States Trust Company of New York
                 111 Broadway                               770 Broadway, 13th Floor
           New York, New York 10006                         New York, New York 10003
Attention: Lower Level Corporate Trust Window

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                               FOR INFORMATION CALL:
                                   (800) 548-6565


 DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE
                      WILL NOT CONSTITUTE A VALID DELIVERY.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders to LHP, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal


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amount of Existing Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 1 of the Letter of Transmittal. The undersigned hereby tenders the Existing Notes listed below:

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

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Certificate Number(s) (if known) of
Existing Notes or Account Number at    Aggregate Principal Amount    Aggregate Principal
      the Book-Entry Facility                  Represented             Amount Tendered
----------------------------------------------------------------------------------------

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All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                      SIGN HERE

Name of Registered or Acting Holder: ___________________________________________

Signature(s): __________________________________________________________________

Name(s) (PLEASE PRINT): ________________________________________________________

Address: _______________________________________________________________________

        _______________________________________________________________________

Telephone Number: ______________________________________________________________

Date: __________________________________________________________________________


                                      GUARANTEE
                       (Not to be used for signature guarantee)

         The undersigned, a firm which is a member of a registered national securities exchange or of the National Associates of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Existing Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfers of such Existing Notes into the Exchange Agent's account at the book-entry transfer facility described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, within three New York Stock Exchange ("NYSE") trading days after the date of execution of this Notice of Guaranteed Delivery.


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                                      SIGN HERE

Name of firm: __________________________________________________________________

Authorized Signature: __________________________________________________________

Name (PLEASE PRINT): ___________________________________________________________

Address: _______________________________________________________________________

        _______________________________________________________________________

        _______________________________________________________________________

Telephone Number: ______________________________________________________________

Date: __________________________________________________________________________

DO NOT SEND EXISTING NOTES WITH THIS FORM. ACTUAL SURRENDER OF EXISTING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                    INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

         1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered or certified mail properly insured, with return receipt requested, is recommended. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 1 of the Letter of Transmittal.

         2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Existing Notes referred to herein, the signature must correspond with the name(s) written on the face of the Existing Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the book-entry transfer facility whose name appears on a security position listing as the owner of Existing Notes, the signature must correspond with the name shown on the security position listing as the owner of the Existing Notes.


         If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Existing Notes listed or a participant of the book-entry transfer facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the

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Existing Notes or signed as the name of the participant shown on the book-entry transfer facility's security position listing.

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

         3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.


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